Exhibit 32.1

Certification Pursuant To

18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 of the Sarbanes-Oxley Act of 2002

I, Steven W. Moster, Chief Executive Officer of Viad Corp, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    the report on Form 10-Q of Viad Corp for the three months ended March 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Viad Corp.

Date: May 6, 2016	By: /s/ Steven W. Moster
Steven W. Moster
President and Chief Executive Officer